SUB-ADMINISTRATION AGREEMENT

This Sub-Administration Agreement (“Agreement”) dated and effective as of March 6, 2020, is by and between State Street Bank and Trust Company, a Massachusetts trust company (the “Sub-Administrator”), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the “Advisor”).

WHEREAS, T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC, a Maryland corporation (the “Corporation”) is an open-end management investment company that intends to offer shares of beneficial interest in one or more series (each, a “Fund” and collectively, the “Funds”), and will be registered with the U.S. Securities and Exchange Commission (“SEC”) by means of a registration statement (“Registration Statement”) under the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Corporation has retained the Advisor to furnish certain administrative services to the Corporation and the Funds; and

WHEREAS, the Advisor desires to retain the Sub-Administrator to furnish certain administrative services to the Corporation and the Funds, and the Sub-Administrator is willing to furnish such services, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT OF SUB-ADMINISTRATOR

The Advisor hereby appoints the Sub-Administrator to act as administrator with respect to the Corporation for purposes of providing certain administrative services for the period and on the terms set forth in this Agreement. The Sub-Administrator accepts such appointment and agrees to render the services stated herein.

The Corporation currently consists of the Fund(s) and their respective classes of shares as listed in Schedule A to this Agreement. In the event that the Corporation establishes one or more additional Fund(s) with respect to which the Advisor wishes to retain the Sub-Administrator to act as administrator hereunder, the Advisor shall notify the Sub-Administrator in writing. Upon written acceptance by the Sub-Administrator, such Fund(s) shall become subject to the provisions of this Agreement to the same extent as the existing Fund, except to the extent that such provisions (including those relating to compensation and expenses payable by the Advisor) may be modified with respect to such Fund in writing by the Advisor and the Sub-Administrator at the time of the addition of such Fund.

2. DELIVERY OF DOCUMENTS

The Advisor will promptly deliver to the Sub-Administrator copies of each of the following documents with respect to the Advisor or Corporation and all future amendments and supplements, if any:

a. The Corporation’s Articles of Incorporation and By-laws (“Governing Documents”);

b. The Corporation’s currently effective Registration Statement under the 1933 Act and the 1940 Act and upon request each Prospectus and Statement of Additional Information (“SAI”) relating to the Fund(s) and all amendments and supplements thereto as in effect from time to time, when such documents become effective;

c. Copies of the resolutions, if any, of the Board of Directors of the Advisor (the “Board”) certified by the Advisor’s Secretary authorizing (1) the Advisor to enter into this Agreement and (2) certain individuals on behalf of the Advisor to (a) give instructions to the Sub-Administrator pursuant to this Agreement and (b) sign checks and pay expenses;

d. A copy of the investment advisory agreement and any other service agreements between the Advisor and the Corporation that relate to the administrative services provided by the Sub-Administrator hereunder; and

e. Such other certificates, documents or opinions which the Sub-Administrator may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.

3. REPRESENTATIONS AND WARRANTIES OF THE SUB-ADMINISTRATOR
The Sub-Administrator represents and warrants to the Advisor that:

a. It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;

b. It has the requisite power and authority to carry on its business in The Commonwealth of Massachusetts;

c. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

d. No legal or administrative proceedings have been instituted or threatened which would materially impair the Sub-Administrator’s ability to perform its duties and obligations under this Agreement;

e. It is in compliance with all laws applicable to it in the performance of services under this Agreement;

f. It has and will continue to maintain access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; and

g. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Sub-Administrator or any law or regulation applicable to it.

4. REPRESENTATIONS AND WARRANTIES OF THE ADVISOR

The Advisor represents and warrants to the Sub-Administrator that:

a. It is a corporation, duly organized, existing and in good standing under the laws of its state of formation;

b. It has the requisite power and authority under applicable laws and by its organizational documents to enter into and perform this Agreement;

c. All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

d. No legal or administrative proceedings have been instituted or threatened which would impair the Advisor’s ability to perform its duties and obligations under this Agreement;

e. Its entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Advisor or any law or regulation applicable to it; and

f. Where information provided by the Advisor, the Corporation or the Corporation’s investors includes nonpublic personal information about an identifiable individual (“Personal Information”), the Advisor represents and warrants that it has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of Personal Information, necessary to disclose such Personal Information to the Sub-Administrator, and as required for the Sub-Administrator to use and disclose such Personal Information in connection with the performance of the services hereunder. The Advisor acknowledges that the Sub-Administrator may perform any of the services, and may use and disclose Personal Information outside of the jurisdiction in which it was initially collected by the Advisor or the Corporation, including the United States and that information relating to the Corporation, including Personal Information may be accessed by national security authorities, law enforcement and courts. The Sub-Administrator shall be kept indemnified by and be without liability to the Advisor or the Corporation for any action taken or omitted by it in reliance upon this representation and warranty, including without limitation, any liability or costs in connection with claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of Personal Information.

g. With respect to the Corporation:

(1) The Corporation is a corporation duly organized, existing and in good standing under the laws of the state of its formation;

(2) The Corporation is an investment company properly registered under the 1940 Act;

(3) The Registration Statement will become effective prior to the commencement of the Corporation’s public offering and will be effective and remain effective during the term of this Agreement.;

(4) Prior to the commencement of the Corporation’s public offering, any necessary filings under the securities laws of the states in which the Corporation offers or sells its shares will be made; and

(5) As of the close of business on the date of this Agreement, the Advisor is authorized to issue a sufficient number of shares of beneficial interest with respect to the Funds.

5. SUB-ADMINISTRATION SERVICES

The Sub-Administrator shall provide the services as listed on Schedule B, subject to the authorization and direction of the Advisor or the Corporation and, in each case where appropriate, the review and comment by the Advisor’s or Corporation’s independent accountants and legal counsel and in accordance with procedures which may be established from time to time between the Advisor and the Sub-Administrator.

The Sub-Administrator shall perform such other services for the Advisor that are mutually agreed to by the parties from time to time, for which the Advisor will pay such fees and reimburse such reasonable out-of-pocket expenses as may be mutually agreed upon. The provision of such services shall be subject to the terms and conditions of this Agreement.

The Sub-Administrator shall provide the office facilities and the personnel determined by it to perform the services contemplated herein.

6. COMPENSATION OF SUB-ADMINISTRATOR; EXPENSE REIMBURSEMENT; Advisor EXPENSES

The Sub-Administrator shall be entitled to reasonable compensation for its services and expenses, as agreed upon from time to time in writing between the Advisor and the Sub-Administrator.

The Advisor agrees promptly to reimburse the Sub-Administrator for any equipment and supplies specially ordered by or for the Corporation through the Sub-Administrator and for any other expenses not contemplated by this Agreement, in each case that the Sub-Administrator may incur on the Advisor’s or Corporation’s behalf or at the Advisor’s or Corporation’s request or with the Advisor’s or Corporation’s consent.

The Advisor acknowledges and agrees that the Advisor or the Corporation, as the case may be, will bear all expenses that are incurred in the operation of the Corporation and not specifically assumed by the Sub-Administrator. For the avoidance of doubt, Corporation expenses not assumed by the Sub-Administrator include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel’s review of the Registration Statement, Form N-CSR, Form N-PORT, Form N-PX, Form N-MFP, Form N-CEN, proxy materials, federal and state tax qualification as a regulated investment company and other notices, registrations, reports, filings and materials prepared by the Sub-Administrator under this Agreement); cost of any services contracted for by the Advisor or Corporation directly from parties other than the Sub-Administrator; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Corporation; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of printing (e.g., typesetting, XBRL-tagging, page changes and all other print vendor and EDGAR charges, collectively referred to herein as “Printing”), distribution and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director or employee of the Corporation; costs of Printing, distribution and mailing, as applicable, of the Corporation’s Registration Statements and any amendments and supplements thereto and shareholder reports; cost of preparation and filing of the Corporation’s tax returns, Form N-1A and Form N-PX, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; and the cost of fidelity bond and D&O/E&O liability insurance; and the cost of independent pricing services used by the Corporation in computing the Fund(s)’ net asset value.

7. INSTRUCTIONS AND ADVICE

At any time, the Sub-Administrator may apply to any officer of the Advisor or the Corporation or his or her designee for instructions or the independent accountants for the Advisor or Corporation, with respect to any matter arising in connection with the services to be performed by the Sub-Administrator under this Agreement. The Sub-Administrator shall be entitled to rely on and may act upon the reasonable advice of reputable counsel (who may be counsel for the Advisor or Corporation) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice in accordance with the Standard of Care. Unless otherwise agreed, the Sub-Administrator shall bear the cost of such advice of counsel.

The Sub-Administrator shall be entitled conclusively to rely and act upon any such instructions from the Advisor or Corporation or upon any paper or document reasonable believed by it in good faith to be genuine (a “Proper Instruction”) and to have been properly signed by the person or persons on the current list of authorized persons as provided or agreed to by the Advisor or Corporation in writing and as may be amended from time to time (each, an “Authorized Person”). The Sub-Administrator shall not be held to have notice of any change of authority of any Authorized Person until receipt of written notice thereof from the Advisor or Corporation. The Sub-Administrator may act on a Proper Instruction if it reasonably believes that it contains sufficient information and may refrain from acting on any Proper Instructions until such time that it has determined, in its sole discretion, that is has received any required clarification or authentication of Proper Instructions. The Sub-Administrator may rely upon and shall be protected in acting upon any Proper Instruction or any other instruction, notice, request, consent, certificate or other instrument or paper reasonably believed by it in good faith to be genuine and to have been properly executed by or on behalf of the Advisor or Corporation. Nothing in this section shall be construed as imposing upon the Sub-Administrator any obligation to seek such instructions or advice, or to act in accordance with such advice when received.

8. STANDARD OF CARE/LIMITATION OF LIABILITY AND INDEMNIFICATION

In carrying out the provisions of this Agreement, the Sub-Administrator shall act in good faith, diligence, without negligence and reasonable care (the “Standard of Care”) at all times in its performance of all services performed under this Agreement. The Sub-Administrator shall be responsible for the performance only of such duties as are set forth in this Agreement and, except as otherwise provided under Section 14, shall have no responsibility for the actions or activities of any other party, including other service providers. The Sub-Administrator shall have no liability in respect of any loss, damage or expense suffered by the Advisor or Corporation insofar as such loss, damage or expense arises from the performance of the Sub-Administrator’s duties hereunder in reliance upon records that were maintained for the Advisor or Corporation by entities other than the Sub-Administrator prior to the Sub-Administrator’s appointment as sub-administrator for the Advisor. The Sub-Administrator shall have no liability for any error or judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties here under unless and to the extent caused by or resulting from the Sub-Administrator’s failure to act in accordance with the Standard of Care. Notwithstanding any other provision set forth herein, in no event shall the Sub-Administrator or the Advisor be liable for any special, indirect, incidental, punitive or consequential damages of any kind whatsoever (including, without limitation, lost profits) with respect to the services provided pursuant to this Agreement or a breach of this Agreement, regardless of whether either party or any entity has been advised of the possibility of such damages. In any event, except as otherwise agreed to in writing by the parties hereto, the Sub-Administrator’s cumulative liability for each calendar year (a “Liability Period”) with respect to the services performed under this Agreement regardless of the form of action or legal theory shall be limited to its total annual compensation earned and fees payable hereunder during the preceding Compensation Period, as defined herein, for any liability or loss suffered by the Advisor or Corporation including, but not limited to, any liability relating to qualification of the Corporation as a regulated investment company or any liability relating to the Corporation’s compliance with any federal or state tax or securities statute, regulation or ruling during such Liability Period. “Compensation Period” shall mean the calendar year ending immediately prior to each Liability Period in which the event(s) giving rise to the Sub-Administrator’s liability for that period have occurred. Notwithstanding the foregoing, the Compensation Period for purposes of calculating the annual cumulative liability of the Sub-Administrator for the Liability Period commencing on the date of this Agreement and terminating on December 31, 2020 shall be the date of this Agreement through December 31, 2020, calculated on an annualized basis, and the Compensation Period for the Liability Period commencing January 1, 2021 and terminating on December 31, 2021 shall be the date of this Agreement through December 31, 2020, calculated on an annualized basis.

The Sub-Administrator shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused by circumstances beyond its control, including, without limitation, power or other mechanical or technological failures or interruptions, work stoppages, natural disasters, acts of war, revolution, riots or terrorism or other similar force majeure events or acts.

The Advisor shall indemnify and hold the Sub-Administrator harmless from any direct loss, cost, or expense, incurred by the Sub-Administrator resulting from any claim, demand, action or suit in connection with any action or omission by it in the performance of its duties hereunder in accordance with the Standard of Care, including, without limitation Sub-Administrator acting upon any Proper Instruction or upon reasonable reliance on information or records given or made by the Advisor or Corporation, provided that this indemnification shall not apply to actions or omissions of the Sub-Administrator, its officers or employees in cases of its or their own bad faith, negligence or willful misconduct.

The limitation of liability and indemnification contained herein shall survive the termination of this Agreement.

9. CONFIDENTIALITY

All information provided under this Agreement by or on behalf of a party or the Corporation (the “Disclosing Party”) to the other party (the “Receiving Party”), whether in written, electronic or oral form, including, without limitation, information regarding the Disclosing Party’s business, operations or finances (“Confidential Information”) shall be treated as confidential. For the avoidance of doubt, all portfolio holdings and trading information of the Corporation shall constitute Confidential Information of the Corporation and of the Advisor. The Receiving Party shall keep confidential and protect from unauthorized disclosure or misuse the Disclosing Party’s Confidential Information with the same degree of care as it would employ with respect to its own information of like importance which it does not desire to have published or disseminated, but in no event less than a reasonable degree of care. Subject to 10 below, all Confidential Information provided under this Agreement by Disclosing Party shall be used, including disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party’s other obligations under the Agreement or managing the business of the Receiving Party and its affiliates, including financial and operational management and reporting, risk management, and legal and regulatory compliance. The Receiving Party shall not use any Confidential Information of the Disclosing Party for the Receiving Party’s own purposes, including marketing, customer research, or market analytics, whether or not on an anonymized or aggregate basis. The Sub-Administrator shall not use any Confidential Information of the Corporation for any investment or trading purpose and shall maintain policies, procedures and other measures, including a code of ethics or similar policy, consistent with industry best practices, to ensure compliance with all applicable securities laws by it and any other entity or individual with access to portfolio holdings or trading information. The foregoing shall not be applicable to any information (a) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (b) that is independently derived by the Receiving Party without the use of any information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Sub-Administrator or its affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement, or (e) where the party seeking to disclose has received the prior written consent of the party providing the information, which consent shall not be unreasonably withheld.

10.  USE OF DATA

(a) In connection with the provision of the services and the discharge of its other obligations under this Agreement, the Sub-Administrator (which term for purposes of this Section 10 includes each of its parent company, branches and affiliates (“Affiliates”)) may collect and store information regarding the Advisor or the Corporation or Fund and share such information with its Affiliates, agents and service providers in order and to the extent reasonably necessary (i) to carry out the provision of services contemplated under this Agreement and other agreements between the Advisor and the Sub-Administrator or any of its Affiliates and (ii) to carry out management of its businesses, including, but not limited to, financial and operational management and reporting, risk management, legal and regulatory compliance and internal client service management purposes of the Sub-Administrator and its affiliates.

(b) Except as expressly contemplated by this Agreement, nothing in this Section 10 shall limit the confidentiality and data-protection obligations of the Sub-Administrator and its Affiliates under this Agreement and applicable law. The Sub-Administrator shall cause any Affiliate, agent or service provider to which it has disclosed Data pursuant to this Section 10 to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.

11. COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS; RECORDS

The Advisor acknowledges that the Advisor and the Corporation assume full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to each respectively.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Administrator agrees that all records which it maintains for the Advisor shall at all times remain the property of the Advisor, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request except as otherwise provided in Section 13. The Sub-Administrator further agrees that all records that it maintains for the Corporation pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records may be surrendered in either written or machine-readable form, at the option of the Sub-Administrator. In the event that the Sub-Administrator is requested or authorized by the Advisor, or required by subpoena, administrative order, court order or other legal process, applicable law or regulation, or required in connection with any investigation, examination or inspection of the Advisor or Corporation by state or federal regulatory agencies, to produce the records of the Advisor or Corporation or the Sub-Administrator’s personnel as witnesses or deponents, the Advisor agrees to pay the Sub-Administrator for the Sub-Administrator’s time and expenses, as well as the fees and expenses of the Sub-Administrator’s counsel incurred in such production.

12. SERVICES NOT EXCLUSIVE

The services of the Sub-Administrator are not to be deemed exclusive, and the Sub-Administrator shall be free to render similar services to others. The Sub-Administrator shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Advisor or the Corporation from time to time, have no authority to act or represent the Advisor or Corporation in any way or otherwise be deemed an agent of the Advisor or Corporation.

13. EFFECTIVE PERIOD AND TERMINATION

SECTION 13.1 TERM. This Agreement shall remain in full force and effect for an initial term ending June 30, 2023. After the expiration of the Initial Term, this Agreement shall automatically renew for successive one-year terms unless a written notice of non-renewal is delivered by the non-renewing party no later than ninety (90) days prior to the expiration of the initial term or any renewal term, as the case may be. A written notice of non-renewal may be given as to a Corporation or a Fund.

SECTION 13.2  TERMINATION. Either party may terminate this Agreement as to a Corporation or a Fund: (a) in the event of the other party’s material breach of a material provision of this Agreement that the other party has either failed to cure, or failed to establish a remedial plan to cure that is reasonably acceptable to the non-breaching party, within 45 days’ written notice being given by the non-breaching party of the breach, or (b) in the event of the appointment of a conservator or receiver for the other party, the commencement by or against the other party of a bankruptcy or insolvency case or proceeding, or upon the happening of a like event to the other party at the direction of an appropriate agency or court of competent jurisdiction. The Advisor may also terminate this Agreement as to the Corporation or a Fund in the event of a Change of Control of the Sub-Administrator. For purposes hereof, “Change of Control” means the occurrence of a transaction or a series of transactions by which a person: (i) acquires the direct or indirect ownership of a majority of the Sub-Administrator’s outstanding capital stock (or other form of equity interests) including by merger or otherwise; (ii) obtains the voting power to elect a majority of the directors of the Sub-Administrator’s board of directors (or other similar governing body); or (iii) acquires or exclusively licenses directly or indirectly all or substantially all of a Sub-Administrator’s assets that are the subject matter of this Agreement, for example, the sale of any of Sub-Administrator’s ETF administration businesses.

SECTION 13.3 PAYMENTS OWING TO THE ADMINISTRATOR. Upon termination of this Agreement pursuant to Section 13.1 or 13.2 with respect to the Corporation or any Fund, the Advisor shall pay to the Sub-Administrator any compensation then due and shall reimburse the Sub-Administrator for its other fees, expenses and charges. In the event of the Advisor's termination of this Agreement with respect to the Corporation or a Fund for any reason other than as set forth in Section 13.1 or 13.2 or (b) a transaction not in the ordinary course of business pursuant to which the Sub-Administrator is not retained to continue providing services hereunder to the Corporation or Fund (or its respective successor), the Advisor shall pay to the Sub-Administrator any compensation due through the end of the then-current term (based upon the average monthly compensation previously earned by the Sub-Administrator with respect to the Corporation or Fund) and shall reimburse the Sub-Administrator for its other fees, expenses and charges.

SECTION 13.4 EXCLUSIONS. No payment will be required pursuant to clause (b) of Section 13.3 in the event of any transaction consisting of (a) the liquidation or dissolution of the Corporation or a Fund and distribution of the Corporation’s or Fund’s assets as a result of the Board’s determination in its reasonable business judgment that such liquidation or dissolution is in the best interests of the Corporation or Fund, (b) a merger of a Corporation or Fund into, or the consolidation of a Corporation or Fund with, another organization or series, or (c) the sale by a Corporation or Fund of all or substantially all of its assets to another organization or series and, in the case of a transaction referred to in the foregoing clause (b) or (c) the Sub-Administrator is retained to continue providing services to the Corporation or Fund (or its respective successor) on substantially the same terms as this Agreement.

SECTION 13.5 EFFECT OF TERMINATION. Termination of this Agreement with respect to any one particular Fund shall in no way affect the rights and duties under this Agreement with respect to any other Fund.

14. DELEGATION

(a) The Sub-Administrator shall retain the right to employ agents, subcontractors, consultants and other third parties, including, without limitation, affiliates (each, a “Delegate” and collectively, the “Delegates”) to provide or assist it in the provision of any part of the services stated herein or the discharge of any other obligations or duties under this Agreement without the consent or approval of the Advisor. The Sub-Administrator shall be responsible for the acts and omissions of any such Delegate so employed as if the Sub-Administrator had committed such acts and omissions itself. The Sub-Administrator shall be responsible for the compensation of its Delegates.

(b) With respect to the Tax Services as set forth on Schedule B2 attached hereto, the Advisor acknowledges and agrees to execute and deliver to the Sub-Administrator a tax delegation consent in the form set forth as Schedule B2(i) hereto. While the parties anticipate that such consent will be valid as long as the Agreement remains in effect, in the event the Advisor revokes its consent at any time or does not provided its consent as required hereunder, the Advisor acknowledges and agrees that the Sub-Administrator may, without liability or prior notice, suspend performing any or all of the Tax Services until such time as Advisor provides such tax delegation consent form.

15. INTERPRETIVE AND ADDITIONAL PROVISIONS

In connection with the operation of this Agreement, the Sub-Administrator and the Advisor, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by all parties, provided that no such interpretive or additional provisions shall contravene any applicable laws or regulations or any provision of the Corporation’s Governing Documents. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of the Agreement.

16. NOTICES

Any notice, instruction or other instrument required to be given hereunder will be in writing and may be sent by hand, or by facsimile transmission, or overnight delivery by any recognized delivery service, to the parties at the following address or such other address as may be notified by any party from time to time:

If to the Advisor:

T. ROWE PRICE ASSOCIATES, INC.

100 East Pratt Street

Baltimore, MD 21202

Attention: David Oestreicher, Chief Legal Officer

with a copy to: T. Rowe Price Exchange-Traded Funds, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attention: Darrell Braman, Secretary

If to the Sub-Administrator:

STATE STREET BANK AND TRUST COMPANY
1 Iron Street

Boston, MA 02210

Attention: Elisa O'Keefe, Managing Director

Telephone: 617-662-2352

with a copy to:

STATE STREET BANK AND TRUST COMPANY

Legal Division – Global Services Americas

One Lincoln Street

Boston, MA 02110

Attention: Senior Vice President and Senior Managing Counsel

17. AMENDMENT

This Agreement may be amended at any time in writing by mutual agreement of the parties hereto.

18. ASSIGNMENT

Neither this Agreement nor any rights or obligations hereunder may be assigned by (a) the Advisor without the written consent of the Sub-Administrator or (b) the Sub-Administrator without the written consent of the Advisor. Any attempt to do so in violation of this Section shall be void. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the assignor from any duty or responsibility under this Agreement.

Except as explicitly stated in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Sub-Administrator and the Advisor, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the Sub-Administrator and the Advisor. This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective permitted successors and assigns. Notwithstanding the foregoing, the parties agree that the Corporation shall be a third party beneficiary under this Agreement and may enforce the Advisor’s rights hereunder; provided, however, that the Corporation may enforce such rights only to the same extent as the Advisor and only in the event that the Advisor fails to enforce them and such failure affects the Corporation or any Fund. In the event that the Corporation exercises its rights as third party beneficiary under this Agreement, the Sub-Administrator shall have the same defenses with respect to the Corporation as it would have under this Agreement with respect to the Advisor.

This Agreement does not constitute an agreement for a partnership or joint venture between the Sub-Administrator and the Advisor.

19. SUCCESSORS

This Agreement shall be binding on and shall inure to the benefit of the Advisor and the Sub-Administrator and their respective successors and permitted assigns.

20. DATA PROTECTION

The Sub-Administrator shall implement and maintain a comprehensive written information security program that contains appropriate security measures to safeguard the Confidential Information of the Corporation, including the personal information of the Corporation’s shareholders, employees, directors and/or officers that the Sub-Administrator receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. For these purposes, “personal information” shall mean (i) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (a) social security number, (b) driver’s license number, (c) state identification card number, (d) debit or credit card number, (e) financial account number or (f) personal identification number or password that would permit access to a person’s account or (ii) any combination of the foregoing that would allow a person to log onto or access an individual’s account. Notwithstanding the foregoing “personal information” shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.

22. ENTIRE AGREEMENT

This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, warranties or commitments regarding the services to be performed hereunder whether oral or in writing.

23. WAIVER

The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement or the failure of a party hereto to exercise or any delay in exercising any right or remedy under this Agreement shall not constitute a waiver of any such term, right or remedy or a waiver of any other rights or remedies, and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy or the exercise or any other right or remedy. Any waiver must be in writing signed by the waiving party.

24. SEVERABILITY

If any provision or provisions of this Agreement shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

25. GOVERNING LAW

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws rules.

26. REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, xerographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

27.  Counterparts

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.

T.ROWE PRICE ASSOCIATES, INC

 /s/Darrell Braman

By: __________________________________

Name: Darrell Braman

Title: Vice President

STATE STREET BANK AND TRUST COMPANY

 /s/Andrew Erickson

By: __________________________________

Name: Andrew Erickson

Title: Executive Vice President

ADMINISTRATION AGREEMENT

SCHEDULE A Listing of Fund(s)

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Growth Stock ETF

SUB-ADMINISTRATION AGREEMENT

SCHEDULE B

LIST OF SERVICES

I. Treasury Services as described in Schedule B1 attached hereto;

II. Tax Services as described in Schedule B2 attached hereto; and

III. N-PORT Services as described in Schedule B3 attached hereto.

Schedule B1

Treasury Services

a. Prepare for the review by designated officer(s) of the Advisor or the Corporation financial information regarding the Fund(s) that will be included in the Corporation’s semi-annual and annual shareholder reports, and other quarterly reports (as mutually agreed upon), including tax footnote disclosures where applicable;

b. Coordinate the audit of the Corporation’s financial statements by the Advisor’s or Corporation’s independent accountants, including the preparation of supporting audit workpapers and other schedules;

c. Prepare for the review by designated officer(s) of the Advisor or Corporation financial information required by Form N-1A, proxy statements and such other reports, forms or filings as may be mutually agreed upon;

d. Prepare for the review by designated officer(s) of the Advisor or Corporation annual fund expense budgets, perform accrual analyses and roll-forward calculations and recommend changes to fund expense accruals on a periodic basis, arrange for payment of the Corporation’s expenses, review calculations of fees paid to the Corporation’s investment adviser, custodian, fund accountant, distributor and transfer agent, and obtain authorization of accrual changes and expense payments;

e. Provide periodic testing of the Fund(s) with respect to compliance with the Internal Revenue Code’s mandatory qualification requirements, the requirements of the 1940 Act and limitations for the Fund(s) contained in the Registration Statement for the Fund(s) as may be mutually agreed upon, including quarterly compliance reporting to the designated officer(s) of the Advisor or Corporation;

f. Prepare and furnish total return performance information for the Fund(s), including such information on an after-tax basis, calculated in accordance with applicable U.S. securities laws and regulations, as may be reasonably requested by the Advisor or Corporation;

g. Prepare and disseminate vendor survey information;

h. Prepare and coordinate the filing of Rule 24f-2 notices, including coordination of payment;

i. Provide sub-certificates in connection with the certification requirements of the Sarbanes-Oxley Act of 2002 with respect to the services provided by the Sub-Administrator;

j. Maintain certain books and records of the Corporation as required under Rule 31a-1(b) of the 1940 Act, as may be mutually agreed upon.

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SCHEDULE B2

Tax Services

a. Prepare annual tax basis provisions for both excise and income tax purposes, including wash sales and all tax financial statement disclosure;

b. Prepare the Funds’ annual federal, state, and local income tax returns and extension requests for review and for execution and filing by the Advisor’s or Corporation’s independent accountants and execution and filing by the Advisor’s or Corporation’s treasurer, including Form 1120-RIC, Form 8613 and Form 1099-MISC;

c. Prepare annual shareholder reporting information relating to Form 1099-DIV;

d. Preparation of financial information relating to Form 1099-DIV, including completion of the ICI Primary and Secondary forms, Qualified Dividend Income, Qualified Business Income, Qualified Interest Income, Dividends Received Deduction, Alternative Minimum Tax, Foreign Tax Credit, United States Government obligations;

e. Review annual minimum distribution calculations (income and capital gain) for both federal and excise tax purposes prior to their declaration; and

f. Participate in discussions of potential tax issues with the Funds and the Funds’ audit firm.

Tax services, as described in this Schedule, do not include identification of passive foreign investment companies, qualified interest income securities or Internal Revenue Code Section 1272(a)(6) tax calculations for asset backed securities.

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SCHEDULE B2(i)

CONSENT TO DISCLOSE TAX RETURN INFORMATION

Federal law prohibits our disclosing, without your consent, your federal tax return information to third parties or our use of that information for purposes other than the preparation of your return.

Subject to the terms and conditions of the Sub-Administration Agreement dated March 6, 2020 (the “Sub-Administration Agreement”) between STATE STREET BANK AND TRUST COMPANY (“we” or “State Street”) and T. Rowe Price Associates, Inc (“you” or the “Customer”), we may subcontract portions of our Tax Services (the “Tax Services”) to State Street affiliates set forth in Schedule B2(ii). By signing below, you hereby authorize us to provide any and all information of T. Rowe Price Exchange-Traded Funds, Inc (the “Corporation”) necessary for such affiliates to perform the applicable portions of the Tax Services, including the Corporation’s entire tax return information for all past, present, and future years, that we receive in connection with this engagement to the State Street affiliates listed on Schedule B2(ii), for the purpose of providing the Tax Services set forth in the Sub-Administration Agreement and for related administration and regulatory compliance purposes.

Your consent will be valid as long as the Sub-Administration Agreement remains in effect. Notwithstanding the foregoing, you may revoke your consent with regards to Tax Services at any time by providing written notice to us. By signing below, you agree that if you revoke your consent we may suspend performing Tax Services until such time as you provide such consent.

In lieu of consenting to this disclosure, you have the right to request a more limited disclosure of tax return information. In the event that the service model changes as a result of your revocation or limitation on this consent, you agree to negotiate an equitable adjustment to the applicable fee schedule in good faith.

T.ROWE PRICE ASSOCIATES, INC

  /s/Darrell Braman

By:_______________________________________

Name (printed): Darrell Braman

Title: Vice President

Date: March 6, 2020

SCHEDULE B2(ii)

• State Street Corporate Services Mumbai Private Limited

• State Street Technology (Zhejiang) Company Limited

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SCHEDULE B3

Fund Sub-Administration Form N-PORT (the “Form N-PORT Services”) and Form N-CEN (the “Form N-CEN Services”) Support Services (collectively, the “Form N-PORT and Form N-CEN Support Services”) and Quarterly Portfolio of Investments Services (collectively, with the Form N-PORT and Form N-CEN Support Services, and for purposes of this Schedule B3, the “Services”)

(a)   Standard N-PORT and N-CEN Reporting Solution (Data and Filing):

• Subject to the receipt of all required data, documentation, assumptions, information and assistance from the Advisor with respect to the Corporation (including from any third parties with whom the Advisor will need to coordinate in order to produce such data, documentation, and information), the Sub-Administrator will use required data, documentation, assumptions, information and assistance from the Advisor, the Sub-Administrator’s internal systems and, in the case of Funds affiliated with the Corporation that are not administered by the Sub-Administrator or its affiliates, third party administrators, information received from other data providers, including but not limited to Third Party Data (as defined below) (collectively, the “Required Data”) to perform necessary data aggregations (including any applicable aggregation of risk metrics) and calculations and prepare, as applicable: (i) a monthly draft Form N-PORT standard template for review and approval by the Advisor and (ii) annual updates of Form N-CEN for review and approval by the Advisor.

• The Advisor acknowledges and agrees that it will be responsible for reviewing and approving each such draft N-PORT template and N-CEN update.

• Following review and final approval by the Advisor of each such draft Form N-PORT template and N-CEN update, and at the direction of and on behalf of each Corporation, the Sub-Administrator will (i) produce an .XML formatted file of the completed Form N-PORT and Form N-CEN and (ii) electronically submit such filing to the SEC.

 The Form N-PORT Services will be provided to each Fund as set forth in the attached Annex 1, which shall be executed by the Sub-Administrator and the Advisor. The Form N-CEN Services will be provided to the Advisor for the benefit of the Corporation as set forth in the attached Annex 1. Annex 1 may be updated from time to time upon the written request of the Advisor and by virtue of an updated Annex 1 that is signed by both parties.

(b) Quarterly Portfolio of Investments Services:

• Subject to the receipt of all Required Data, and as a component of the Form N-PORT and Form N-CEN Support Services, the Sub-Administrator will use such

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Required Data from the Advisor, the Corporation, the Sub-Administrator’s internal systems and other data providers to prepare a draft portfolio of investments (the “Portfolio of Investments”), compliant with GAAP, as of the Corporation’s first and third fiscal quarter-ends.

• Following review and final approval by the Advisor of each such draft Portfolio of Investments, and at the direction of and on behalf of the Advisor or Corporation, the Sub-Administrator will attach each Portfolio of Investments to the first and third fiscal quarter-end N-PORT filing that is submitted electronically to the SEC.

Advisor’s Duties, Representations and Covenants in Connection with (i) Form N-PORT and Form N-CEN Support Services and (ii) Quarterly Portfolio of Investments Services.

The provision of the Services to the Advisor by the Sub-Administrator is subject to the following terms and conditions:

 1. The parties acknowledge and agree on the following matters:

The Services depend, directly or indirectly, on: (i) Required Data and (ii) information concerning the Corporation or its affiliates or any Fund, pooled vehicle, security or other investment or portfolio regarding which the Corporation or its affiliates provide services or is otherwise associated (“Corporation Entities”) that is generated or aggregated by the Sub-Administrator or its affiliates in connection with services performed on the Advisors ’s behalf or otherwise prepared by the Sub-Administrator (“State Street Data,” together with Required Data and Third Party Data (as defined below), “Services-Related Data”). The Sub-Administrator’s obligations, responsibilities and liabilities with respect to any State Street Data used in connection with other services received by the Advisor or the Corporation, as applicable, shall be as provided in this Agreement and such respective other applicable agreements between the Sub-Administrator or its affiliates and the Advisor or Corporation relating to such other services (e.g., transfer agency and/or custody services, etc.) from which the State Street Data is derived or sourced (“Other Corporation Agreements”). Nothing in this Schedule B3 shall limit or modify the Sub-Administrator’s or its affiliates’ obligations to the Advisor or the Corporation under this Agreement or the Other Corporation Agreements.

In connection with the provision of the Form N-PORT and Form N-CEN Support Services, and Quarterly Portfolio of Investments Services by the Sub-Administrator, the Advisor acknowledges and agrees that it will be responsible for providing the Sub-Administrator with any information reasonably requested by the Sub-Administrator, including, but not limited to, the following:

(A) Arranging for the regular provision of all Required Data (including State Street Data, where applicable) and related information to the Sub-Administrator, in formats compatible with Sub-Administrator-provided data templates including, without limitation, Required Data and the information and assumptions required by the Sub-Administrator in connection with a Corporation reporting profile and onboarding

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checklist, as it, or the information or assumptions required, may be revised at any time by the Sub-Administrator, in its discretion (collectively, the “Onboarding Checklist”) and such other forms and templates as may be used by the Sub-Administrator for such purposes from time to time, for all Funds receiving services under this Agreement, including but not limited to those to be reported on Form N-PORT and Form N-CEN (as determined by the Advisor or Corporation), including, without limitation, arranging for the provision of data from the Corporation, its affiliates, third party administrators, prime brokers, custodians, and other relevant parties. If and to the extent that Required Data is already accessible to the Sub-Administrator (or any of its affiliates) in its capacity as sub-administrator, the Sub-Administrator and the Advisor will agree on the scope of the information to be extracted from the Sub-Administrator’s or any of its affiliate’s systems for purposes of the Sub-Administrator’s provision of Form N-PORT and Form N-CEN Support Services and Quarterly Portfolio of Investments Services, subject to the discretion of the Sub-Administrator, and the Sub-Administrator is hereby expressly authorized to use any such information as necessary in connection with providing the Form N-PORT and Form N-CEN Support Services ,and Quarterly Portfolio of Investments Services, hereunder; and

(B) Providing all required information and assumptions not otherwise included in Corporation data and assumptions provided pursuant to Section 1(A) above, including but not limited to the Required Data, as may be required in order for the Sub-Administrator to provide the Services.

The following are examples of certain types of information that the Advisor is likely to be required to provide pursuant to Sections 1(A) and 1(B) above, and the Advisor hereby acknowledges and understands that the following categories of information are merely illustrative examples, are by no means an exhaustive list of all such required information, and are subject to change as a result of any amendments to Form N-PORT and Form N-CEN:

• SEC filing classification of the Corporation (i.e., small or large filer);

• Identification of any data sourced from third parties;

• Identification of any securities reported as Miscellaneous; and

• Any Explanatory Notes included in N-PORT Section E.

2. The Advisor acknowledges that it has provided to the Sub-Administrator all material assumptions used by the Corporation or that are expected to be used by the Corporation in connection with the completion of Form N-PORT and Form N-CEN, and Quarterly Portfolio of Investments Services, and that it has approved all material assumptions used by the Sub-Administrator in the provision of the Services prior to the first use of the Services. The Advisor will also be responsible for promptly notifying the Sub-Administrator of any changes in any such material assumptions previously notified to the Sub-Administrator by the Advisor or otherwise previously approved by the Advisor in connection with the Sub-Administrator’s provision of the Services. The Advisor acknowledges that the completion of Form N-PORT and Form N-CEN, and Quarterly Portfolio of Investments Services, and the data required thereby, requires the use of material assumptions in connection with many different categories of information and data, and the use and/or reporting thereof, including, but not limited to the following:

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• Investment classification of positions;

• Assumptions necessary in converting data extracts;

• General operational and process assumptions used by the Sub-Administrator in  performing the Services; and

• Assumptions specific to the Corporation.

The Advisor hereby acknowledges and understands that the foregoing categories of information that may involve the use of material assumptions are merely illustrative examples of certain subject matter areas in relation to which the Advisor (and/or the Sub-Administrator on its behalf in connection with the Services) may rely on various material assumptions, and are by no means an exhaustive list of all such subject matter areas.

 3. The Advisor acknowledges and agrees on the following matters:

 (A) Advisor has independently reviewed the Services (including, without limitation, the assumptions, market data, securities prices, securities valuations, tests and calculations used in the Services), and the Advisor has determined that the Services are suitable for its purposes. None of the Sub-Administrator or its affiliates, nor their respective officers, directors, employees, representatives, agents or service providers (collectively, including the Sub-Administrator, “State Street Parties”) make any express or implied warranties or representations with respect to the Services or otherwise. For the avoidance of doubt, the foregoing shall not diminish Sub-Administrator’s obligation to perform in accordance with the Standard of Care.

 (B) The Advisor assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it in relation to its management of the Corporation. The Sub-Administrator is not providing, and the Services do not constitute, legal, tax, investment, or regulatory advice, or accounting or auditing services advice. Unless otherwise agreed to in writing by the parties to this Agreement, the Services are of general application and the Sub-Administrator is not providing any customization, guidance, or recommendations. Where the Advisor uses Services to comply with any law, regulation, agreement, or other Corporation obligation, the Sub-Administrator makes no representation that any Service complies with such law, regulation, agreement, or other obligation, and the Sub-Administrator has no obligation of compliance with respect thereto.

 (C) The Advisor and the Corporation may use the Services and any reports, charts, graphs, data, analyses and other results generated by the Sub-Administrator in connection with the Services and provided by the Sub-Administrator to the Corporation (“Materials”) (a) for the internal business purpose of the Advisor or the Corporation and/or (b) for submission on behalf of the Corporation and its Funds to the U.S. Securities and Exchange Commission “SEC”), as required, of a Form N-PORT template and a Form N-CEN update, including any Portfolio of Investments, if applicable. The Advisor or the Corporation may also redistribute the Materials, or an excerpted portion thereof, to its personnel, affiliated investment managers, advisers, consultants, auditors, agents, clients, trade associations, investors or participants, as applicable, that have an interest in the Materials in connection with their relationship with the Advisor or

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Corporation (each a “Permitted Person”); provided, however, (i) the Advisor or Corporation may not charge a fee, profit, or otherwise receive a monetary benefit from the redistribution of Materials to Permitted Persons, (ii) data provided by third party sources such as but not limited to market or index data (“Third Party Data”) contained in the Materials may not be redistributed other than Third Party Data that is embedded in the calculations presented in the Materials and not otherwise identifiable as Third Party Data, except to the extent the Advisor or the Corporation has separate license rights with respect to the use of such Third Party Data, or (iii) the Advisor or the Corporation may not use the Services or Materials in any way to compete or enable any third party to compete with the Services. No Permitted Person shall have any further rights of use or redistribution with respect to, or any ownership rights in, the Materials or any excerpted portion thereof.

 Except as expressly provided in this Section 3(C), the Corporation, any of its affiliates, or any of their respective officers, directors, employees, investment managers, investment advisers, agents or any other third party, including any client of, or investor or participant in the Corporation or any Permitted Persons (collectively, including the Corporation, “Corporation Parties”), may not directly or indirectly, sell, rent, lease, license or sublicense, transmit, transfer, distribute or redistribute, disclose display, or provide, or otherwise make available or permit access to, all or any part of the Services or the Materials (including any State Street Data or Third Party Data contained therein, except with respect to Third Party Data to the extent the Corporation has separate license rights with respect to the use of such Third Party Data). Without limitation, Corporation Parties shall not themselves nor permit any other person to in whole or in part (i) modify, enhance, create derivative works, reverse engineer, decompile, decompose or disassemble the Services or the Materials; (ii) make copies of the Services or portions thereof; (iii) secure any source code used in the Services, or attempt to use any portions of the Services in any form other than machine readable object code; (iv) commercially exploit or otherwise use the Services or the Materials for the benefit of any third party in a service bureau or software-as-a-service environment (or similar structure), or otherwise use the Services or the Materials to perform services for any third party, including for, to, or with consultants and independent contractors; or (v) attempt any of the foregoing or otherwise use the Services or the Materials for any purpose other than as expressly authorized under this Agreement.

 (D) The Corporation shall limit the access and use of the Services and the Materials by any Corporation Parties to a need-to-know basis and, in connection with its obligations under this Agreement, the Corporation shall be responsible and liable for all acts and omissions of any Corporation Parties.

 (E)   The Services, the Materials and all confidential information of the Sub-Administrator (as confidential information is defined in the Agreement and other than Third Party Data and Required Data), are the sole property of the Sub-Administrator. The Corporation has no rights or interests with respect to all or any part of the Services, the Materials or the Sub-Administrator’s confidential information, other than its use and redistribution rights expressly set forth in Section 3(C) herein. The Corporation automatically and irrevocably assigns to the Sub-Administrator any right, title or interest that it has, or may be deemed to have, in the Services, the Materials or the Sub-Administrator’s confidential information, including, for the avoidance of doubt and without limitation, any Corporation Party feedback, ideas, concepts, comments,

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suggestions, techniques or know-how shared with the Administrator (collectively, “Feedback”) and the State Street Parties shall be entitled to incorporate any Feedback in the Services or the Materials or to otherwise use such Feedback for its own commercial benefit without obligation to compensate the Corporation.

 (F) The Sub-Administrator may rely on Services-Related Data used in connection with the Services without independent verification. Services-Related Data used in the Services may not be available or may contain errors, and the Services may not be complete or accurate as a result.

[Remainder of Page Intentionally Left Blank]

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ANNEX I

T.ROWE PRICE EXCHANGE-TRADED FUNDS, INC

Further to the Sub-Administration Agreement dated as of March 6, 2020 between T.Rowe Price Associates, Inc. (the “Advisor”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Advisor and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services
T.ROWE PRICE EXCHANGE-TRADED FUNDS, INC	Service Type Standard N-PORT and N-CEN Reporting Solution (Data and Filing)
T. Rowe Price Blue Chip Growth ETF	Standard N-PORT and N-CEN Reporting Solution (Data and Filing)
T. Rowe Price Dividend Growth ETF	Standard N-PORT and N-CEN Reporting Solution (Data and Filing)
T. Rowe Price Equity Income ETF	Standard N-PORT and N-CEN Reporting Solution (Data and Filing)
T. Rowe Price Growth Stock ETF	Standard N-PORT and

9

N-CEN Reporting Solution (Data and Filing)

Form N-CEN Services
T.ROWE PRICE EXCHANGE-TRADED FUNDS, INC

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IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

T.ROWE PRICE ASSOCIATES, INC	STATE STREET BANK AND TRUST COMPANY
/s/Darrell Braman By: Name: Darrell Braman Title: Vice President Date: March 6, 2020	/s/Andrew Erickson By: Name: Andrew Erickson Title: Executive Vice President Date: March 6, 2020

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April 28, 2021

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Elisa O’Keefe, Managing Director

Re: T. Rowe Price US Equity Research ETF (the “Fund”)

Ladies and Gentlemen:

In accordance with Section 1, the Appointment of Sub-Administrator provision, of the Sub-Administration Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between T. Rowe Price Associates, Inc. (“T. Rowe Price”) and State Street Bank and Trust Company (“State Street”), T. Rowe Price hereby notifies State Street that it wishes State Street act as Sub-Administrator for the additional Fund identified above under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. Further, T. Rowe Price wishes that State Street as Sub-Administrator render services to the additional Fund in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby updated as set forth on Exhibit B attached hereto. In connection with such request, T. Rowe Price hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement to the extent applicable to the additional Fund.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

     Sincerely,

T. ROWE PRICE ASSOCIATES, INC.

By:  /s/Fran Pollack-Matz

Name: Fran Pollack-Matz

Title: Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/Nancy M. Stokes

Name: Nancy M. Stokes

Title: Senior Vice President, Duly Authorized

Effective Date: April 28, 2021

Exhibit A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listings of Funds(s)

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price US Equity Research ETF

Exhibit B

ANNEX I

T. ROWE PRICE EXCHANGE TRADED FUNDS, INC.

Further to the Sub-Administration Agreement dated as of March 6, 2020 between T. Rowe Price Associates (the “Advisor”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Trust and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services
T.ROWE PRICE EXCHANGETRADED FUNDS, INC	Service Type Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Blue Chip Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Dividend Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Equity Income ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

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T. Rowe Price Growth Stock ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price US Equity Research ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

Form N-CEN Services
T.ROWE PRICE EXCHANGE-TRADED FUNDS, INC

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IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

T. ROWE PRICE ASSOCIATES, INC.   STATE STREET BANK AND TRUST COMPANY

 /s/Fran Pollack-Matz    /s/Nancy M. Stokes

By:______________________________ By:_______________________________________

 Name: Fran Pollack-Matz   Name: Nancy M. Stokes

 Title: Vice President    Title: Senior Vice President

 Address: 100 East Pratt Street   Address: One Heritage Drive

   Baltimore, MD 21202    Quincy, MA 02171

Date: April 28, 2021     Date: April 30, 2021

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July 15, 2021

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Elisa O’Keefe, Managing Director

Re: T. ROWE PRICE QM U.S. BOND ETF, T. ROWE PRICE TOTAL RETURN ETF, T. ROWE PRICE ULTRA SHORT-TERM BOND ETF (the “Funds”)

Ladies and Gentlemen:

In accordance with Section 1, the Appointment of Sub-Administrator provision, of the Sub-Administration Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between T. Rowe Price Associates, Inc. (“T. Rowe Price”) and State Street Bank and Trust Company (“State Street”), T. Rowe Price hereby notifies State Street that it wishes State Street act as Sub-Administrator for the additional Funds identified above under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. Further, T. Rowe Price wishes that State Street as Sub-Administrator render services to the additional Funds in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby updated as set forth on Exhibit B attached hereto. In connection with such request, T. Rowe Price hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement to the extent applicable to the additional Funds.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

     Sincerely,

T. ROWE PRICE ASSOCIATES, INC.

By:  /s/Fran Pollack-Matz

Name: Fran Pollack-Matz

Title:  Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/Nancy M. Stokes

Name: Nancy M. Stokes

Title: Senior Vice President, Duly Authorized

Effective Date: September 28, 2021

Exhibit A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listings of Funds(s)

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

Exhibit B

ANNEX I

T. ROWE PRICE EXCHANGE TRADED FUNDS, INC.

Further to the Sub-Administration Agreement dated as of March 6, 2020 between T. Rowe Price Associates (the “Advisor”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Trust and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services
T.ROWE PRICE EXCHANGETRADED FUNDS, INC	Service Type Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Blue Chip Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Dividend Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Equity Income ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

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T. Rowe Price Growth Stock ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price QM U.S. Bond ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Total Return ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Ultra Short-Term Bond ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price US Equity Research ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

Form N-CEN Services
T.ROWE PRICE EXCHANGE-TRADED FUNDS, INC

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IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

T. ROWE PRICE ASSOCIATES, INC.   STATE STREET BANK AND TRUST COMPANY

By: /s/ Fran Pollack-Matz     By: /s/Nancy M. Stokes

 Name: Fran Pollack-Matz    Name: Nancy M. Stokes

 Title: Vice President    Title: Senior Vice President

 Address: 100 East Pratt Street   Address: 1 Heritage Drive

   Baltimore, MD 21202    N. Quincy, MA 02171

Date: July 21, 2021     Date: July 22, 2021

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July 4, 2022

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Elisa O’Keefe, Managing Director

Re: T. ROWE PRICE FLOATING RATE ETF, T. ROWE PRICE U.S. HIGH YIELD ETF (the “Funds”)

Ladies and Gentlemen:

In accordance with Section 1, the Appointment of Sub-Administrator provision, of the Sub-Administration Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between T. Rowe Price Associates, Inc. (“T. Rowe Price”) and State Street Bank and Trust Company (“State Street”), T. Rowe Price hereby notifies State Street that it wishes State Street act as Sub-Administrator for the additional Funds identified above under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. Further, T. Rowe Price wishes that State Street as Sub-Administrator render services to the additional Funds in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby updated as set forth on Exhibit B attached hereto. In connection with such request, T. Rowe Price hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement to the extent applicable to the additional Funds.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

     Sincerely,

T. ROWE PRICE ASSOCIATES, INC.

By:  /s/Fran Pollack-Matz

Name: Fran Pollack-Matz

Title:  Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/Corey Groves

Name: Corey Groves

Title: Managing Director, Duly Authorized

Effective Date: July 14, 2022

Exhibit A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listings of Funds(s)

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

T. Rowe Price U.S. High Yield ETF

Exhibit B

ANNEX I

T. ROWE PRICE EXCHANGE TRADED FUNDS, INC.

Further to the Sub-Administration Agreement dated as of March 6, 2020 between T. Rowe Price Associates (the “Advisor”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Trust and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services
T.ROWE PRICE EXCHANGETRADED FUNDS, INC	Service Type Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Blue Chip Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Dividend Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Equity Income ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

2

T. Rowe Price Floating Rate ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Growth Stock ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price QM U.S. Bond ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Total Return ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Ultra Short-Term Bond ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price US Equity Research ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price U.S. High Yield ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

Form N-CEN Services
T.ROWE PRICE EXCHANGE-TRADED FUNDS, INC

3

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

T. ROWE PRICE ASSOCIATES, INC.   STATE STREET BANK AND TRUST COMPANY

By: /s/Fran Pollack-Matz     By: /s/Corey Groves

 Name: Fran Pollack-Matz    Name: Corey Groves

 Title: Vice President    Title: Managing Director, Authorized Signer

 Address: 100 East Pratt Street   Address: 1 Lincoln Street

   Baltimore, MD 21202    Boston, MA 02111

Date: July 12, 2022     Date: July 14, 2022

4

January 30, 2023

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Elisa O’Keefe, Managing Director

Re: T. Rowe Price Core Equity ETF, T. Rowe Price Growth ETF, T. Rowe Price International Equity ETF, T. Rowe Price Small-Mid Cap ETF, and T. Rowe Price Value ETF (the “Funds”)

To Whom It May Concern:

In accordance with Section 1, the Appointment of Sub-Administrator provision, of the Sub-Administration Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between T. Rowe Price Associates, Inc. (“T. Rowe Price”) and State Street Bank and Trust Company (“State Street”), T. Rowe Price hereby notifies State Street that it wishes State Street act as Sub-Administrator for the additional Funds identified above under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. Further, T. Rowe Price wishes that State Street as Sub-Administrator render services to the additional Funds in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby updated as set forth on Exhibit B attached hereto. In connection with such request, T. Rowe Price hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement to the extent applicable to the additional Funds.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Funds.

     Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

on behalf of:

T. Rowe Price Core Equity ETF, T. Rowe Price Growth ETF, T. Rowe Price International Equity ETF, T. Rowe Price Small-Mid Cap ETF, and T. Rowe Price Value ETF

By:  /s/Fran Pollack-Matz

Name: Fran Pollack-Matz

Title:  Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:  /s/Corey Groves

Name:  Corey Groves

Title:    Managing Director, Duly Authorized

Effective Date: February 7, 2023

Exhibit A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listings of Funds(s)

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Core Equity ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price International ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

Exhibit B

ANNEX I

T. ROWE PRICE EXCHANGE TRADED FUNDS, INC.

Further to the Sub-Administration Agreement dated as of March 6, 2020 between T. Rowe Price Associates (the “Advisor”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Trust and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services
T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC	Service Type Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Blue Chip Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Core Equity ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Dividend Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Equity Income ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Floating Rate ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Growth Stock ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price International Equity ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

3

T. Rowe Price QM U.S. Bond ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Small-Mid Cap ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Total Return ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Ultra Short-Term Bond ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price US Equity Research ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price U.S. High Yield ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Value ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

Form N-CEN Services
T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

T. ROWE PRICE ASSOCIATES, INC.   STATE STREET BANK AND TRUST COMPANY

By: /s/Fran Pollack-Matz    By: /s/Corey Groves

 Name: Fran Pollack-Matz    Name: Corey Groves

 Title: Vice President    Title: Managing Director, Authorized Signer

 Address: 100 East Pratt Street   Address: 1 Lincoln Street

   Baltimore, MD 21202    Boston, MA 02111

Date: January 30, 2023 Date: February 7, 2023

4

April 12, 2023

State Street Bank and Trust Company

One Iron Street

Boston, MA 02210

Attention: Michael Hug, Vice President

Re: T. Rowe Price Exchange-Traded Funds, Inc. – T. Rowe Price Capital Appreciation Equity ETF (formerly, T. Rowe Price Core Equity ETF)

To Whom It May Concern:

Reference is hereby made that certain Master Custodian Agreement dated March 6, 2020 (the “Custody Agreement”), by and between State Street Bank and Trust Company (“State Street”) and each T. Rowe Price management investment company and series set forth on Appendix A thereto that certain Transfer Agency Services Agreement dated March 6, 2020 (the “TA Agreement”), by and between State Street and T. Rowe Price Exchange-Traded Funds, Inc. (the “Corporation”), and that certain Sub-Administration Agreement dated March 6, 2020 (the “Sub-Administration Agreement”), by and between State Street and T. Rowe Price Associates, Inc. (the “Advisor”) (the Custody Agreement, the TA Agreement, and the Sub-Administration Agreement collectively, the “Agreements”). Whereas pursuant to certain letter agreements among the parties to the Agreements, T. Rowe Price Core Equity ETF (the “ETF”), a series of the Corporation, was added to the Custody Agreement as a “Portfolio” (as defined therein), to the TA Agreement as a “Fund” (as defined therein), and to the Sub-Administration Agreement as a “Fund” (as defined therein). The Corporation and the Adviser hereby provide notice to State Street that an article of amendment has been filed and the ETF has undergone the following name change:

Original Name: T. Rowe Price Core Equity ETF

New Name: T. Rowe Price Capital Appreciation Equity ETF

 Please indicate your acknowledgement of the foregoing by executing this letter agreement and returning a copy to the Corporation and the Adviser.

     Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

By:  /s/Fran Pollack-Matz

Name: Fran Pollack-Matz

Title:  Vice President

T. ROWE PRICE ASSOCIATES, INC.

By:  /s/Fran Pollack-Matz

Name: Fran Pollack-Matz

Title:  Vice President

Acknowledged and Agreed:

STATE STREET BANK AND TRUST COMPANY

By:  /s/Corey Groves

Name:  Corey Groves

Title:    Managing Director, Duly Authorized

Date:   April 18, 2023

2

April 3, 2024

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

Attention: Corey Goves

Re: T. Rowe Price Intermediate Municipal Income ETF (the “Fund”)

To Whom It May Concern:

In accordance with Section 1, the Appointment of Sub-Administrator provision, of the Sub-Administration Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between T. Rowe Price Associates, Inc. (“T. Rowe Price”) and State Street Bank and Trust Company (“State Street”), T. Rowe Price hereby notifies State Street that it wishes State Street act as Sub-Administrator for the additional Funds identified above under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. Further, T. Rowe Price wishes that State Street as Sub-Administrator render services to the additional Funds in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby updated as set forth on Exhibit B attached hereto. In connection with such request, T. Rowe Price hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement to the extent applicable to the additional Funds.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Funds.

     Sincerely,

T. ROWE PRICE ASSOCIATES, INC.

By:  /s/ Fran Pollack-Matz

Name: Fran Pollack-Matz

Title:  Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Corey Groves

Name:  Corey Groves

Title:    Managing Director, Duly Authorized

Effective Date: April 12, 2024

Exhibit A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listings of Funds(s)

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

Exhibit B

ANNEX I

T. ROWE PRICE EXCHANGE TRADED FUNDS, INC.

Further to the Sub-Administration Agreement dated as of March 6, 2020 between T. Rowe Price Associates (the “Advisor”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Trust and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services
T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC	Service Type Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Blue Chip Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Core Equity ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Dividend Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Equity Income ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Floating Rate ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Growth ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Growth Stock ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Intermediate Municipal Income ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

3

T. Rowe Price International Equity ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price QM U.S. Bond ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Small-Mid Cap ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Total Return ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Ultra Short-Term Bond ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price US Equity Research ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price U.S. High Yield ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)
T. Rowe Price Value ETF	Standard NPORT and NCEN Reporting Solution (Data and Filing)

Form N-CEN Services
T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

T. ROWE PRICE ASSOCIATES, INC.   STATE STREET BANK AND TRUST COMPANY

By: /s/ Fran Pollack-Matz    By: /s/Corey Groves

 Name: Fran Pollack-Matz    Name: Corey Groves

 Title: Vice President    Title: Managing Director, Authorized Signer

 Address: 100 East Pratt Street   Address: One Congress Street

   Baltimore, MD 21202    Boston, MA 02114

Date: April 12, 2024 Date: April 12, 2024

4

July 18, 2024

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

Attention: Corey Goves

Re: T. Rowe Price Technology ETF (the “Fund”)

To Whom It May Concern:

In accordance with Section 1, the Appointment of Sub-Administrator provision, of the Sub-Administration Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between T. Rowe Price Associates, Inc. (“T. Rowe Price”) and State Street Bank and Trust Company (“State Street”), T. Rowe Price hereby notifies State Street that it wishes State Street act as Sub-Administrator for the additional Funds identified above under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. Further, T. Rowe Price wishes that State Street as Sub-Administrator render services to the additional Funds in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby updated as set forth on Exhibit B attached hereto. In connection with such request, T. Rowe Price hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement to the extent applicable to the additional Funds.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Funds.

     Sincerely,

T. ROWE PRICE ASSOCIATES, INC.

By:  /s/ Fran Pollack-Matz

Name: Fran Pollack-Matz

Title:  Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:  /s/Corey Groves

Name:  Corey Groves

Title:  Managing Director, Duly Authorized

Effective Date: April 12, 2024

Exhibit A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listings of Funds(s)

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

Exhibit B

ANNEX I

T. ROWE PRICE EXCHANGE TRADED FUNDS, INC.

Further to the Sub-Administration Agreement dated as of March 6, 2020, between T. Rowe Price Associates, Inc. (the “Advisor”) and State Street Bank and Trust Company (the “Sub- Administrator”), the Advisor and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Quarterly Portfolio of Investments Services
T.ROWE PRICE EXCHANGE- TRADED FUNDS, INC	Service Type
T. Rowe Price Dividend Growth ETF	Quarterly Portfolio of Investments Services
T. Rowe Price U.S. Equity Research ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Blue Chip Growth ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Growth Stock ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Equity Income ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Ultra Short-Term Bond ETF	Quarterly Portfolio of Investments Services
T. Rowe Price QM U.S. Bond ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Technology ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Total Return ETF	Quarterly Portfolio of Investments Services
T. Rowe Price U.S. High Yield ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Floating Rate ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Capital Appreciation Equity ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Growth ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Value ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Small Mid-Cap ETF	Quarterly Portfolio of Investments Services
T. Rowe Price International Equity ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Intermediate Municipal Income ETF	Quarterly Portfolio of Investments Services

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

T. ROWE PRICE ASSOCIATES, INC By: /s/Fran Pollack-Matz Name: Fran Pollack-Matz Title: Vice President	STATE STREET BANK AND TRUST COMPANY By: /s/Corey A. Groves Name: Corey A. Groves Title: Managing Director, Authorized Signer

3

December 13, 2024

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

Attention: Corey Goves

Re: T. Rowe Price Capital Appreciation Premium Income ETF and T. Rowe Price Hedged Equity ETF (the “Funds”)

To Whom It May Concern:

In accordance with Section 1, the Appointment of Sub-Administrator provision, of the Sub-Administration Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between T. Rowe Price Associates, Inc. (“T. Rowe Price”) and State Street Bank and Trust Company (“State Street”), T. Rowe Price hereby notifies State Street that it wishes State Street act as Sub-Administrator for the additional Funds identified above under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. Further, T. Rowe Price wishes that State Street as Sub-Administrator render services to the additional Funds in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby updated as set forth on Exhibit B attached hereto. In connection with such request, T. Rowe Price hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement to the extent applicable to the additional Funds.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Funds.

     Sincerely,

T. ROWE PRICE ASSOCIATES, INC.

By:  /s/ Fran Pollack-Matz

Name: Fran Pollack-Matz

Title:  Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:  /s/Corey A. Groves

Name:  Corey A. Groves

Title:  Managing Director, Duly Authorized

Effective Date: December 13, 2024

EXHIBIT A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listings of Funds(s)

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Capital Appreciation Premium Income ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Hedged Equity ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price U.S. Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

EXHIBIT B

ANNEX I

T. ROWE PRICE EXCHANGE TRADED FUNDS, INC.

Further to the Sub-Administration Agreement dated as of March 6, 2020, between T. Rowe Price Associates, Inc. (the “Advisor”) and State Street Bank and Trust Company (the “Sub- Administrator”), the Advisor and the Sub-Administrator mutually agree to update this Annex 1 by adding/removing Funds as applicable:

Quarterly Portfolio of Investments Services
T. Rowe Price Exchange-Traded Funds, Inc.	Service Type
T. Rowe Price Blue Chip Growth ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Capital Appreciation Equity ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Capital Appreciation Premium Income ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Dividend Growth ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Equity Income ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Exchange-Traded Funds, Inc.	Quarterly Portfolio of Investments Services
T. Rowe Price Floating Rate ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Growth ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Growth Stock ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Hedged Equity ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Intermediate Municipal Income ETF	Quarterly Portfolio of Investments Services
T. Rowe Price International Equity ETF	Quarterly Portfolio of Investments Services
T. Rowe Price QM U.S. Bond ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Small-Mid Cap ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Technology ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Total Return ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Ultra Short-Term Bond ETF	Quarterly Portfolio of Investments Services
T. Rowe Price U.S. Equity Research ETF	Quarterly Portfolio of Investments Services
T. Rowe Price U.S. High Yield ETF	Quarterly Portfolio of Investments Services
T. Rowe Price Value ETF	Quarterly Portfolio of Investments Services

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

T. ROWE PRICE ASSOCIATES, INC By: /s/Fran Pollack-Matz Name: Fran Pollack-Matz Title: Vice President	STATE STREET BANK AND TRUST COMPANY By: /s/Corey A. Groves Name: Corey A. Groves Title: Managing Director, Authorized Signer

3